SECURITITES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20594

                                    FORM 8-K/A
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 16, 1999
                -----------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                       UNITED STATES AIRCRAFT CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


          0-9974                                           95-3518487
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(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

3121 E. GREENWAY RD. #201, PHOENIX, AZ                      85032
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (602) 765-0500
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

         Item  4  "CHANGES  IN   REGISTRANTS   CERTIFYING   ACCOUNTANT"  of  the
Registrant's Form 8-K filed on or about December 23, 1998 is deleted and replaced by the following:

         On December 18, 1998, the Company engaged Semple & Cooper, LLP Certified Public Accountant to examine their financial statements for the year ended September 30, 1998. The report on the financial statements for the years ended September 30, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended September 30, 1997 and 1996 and the subsequent interim period to December 18, 1998 there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The change of accountants was approved by the Board of Directors.

         Item 7 "FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS" Exhibit 16.1 of the Registrant's Form 8-K filed on or about December 23, 1998 is deleted and replaced with the following:

        Exhibits

          16.1   Letter regarding change in certifying accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED STATES AIRCRAFT CORPORATION
                                                 (Registrant)



Date February 16, 1999                 By: /s/  Harry V. Eastlick
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                                           Harry V. Eastlick, Executive Vice
                                           President and Chief Financial Officer